OPPENHEIMER HIGH INCOME FUND/VA

Series of Oppenheimer Variable Account Funds

Supplement dated December 15, 2008 to the

Prospectus dated April 29, 2008

    This supplement amends the Prospectus of Oppenheimer High Income Fund/VA (the “Fund”) dated April 29, 2008 and is in addition to the supplement dated August 29, 2008.

    The section “How the Fund Is Managed – The Manager – Portfolio Managers” beginning on page 11 is deleted in its entirety and replaced with the following:

Portfolio Managers. The Fund’s portfolio is managed by a team of investment professionals including Thomas Swaney, Benjamin J. Gord, Geoffrey Caan, and Antulio N. Bomfim who are primarily responsible for the day-to-day management of the Fund’s investments.

Mr. Swaney has been a portfolio manager of the Fund since November 2006 and a Vice President of the Manager since April 2006. He is also a portfolio manager of other portfolios in the OppenheimerFunds complex. Mr. Swaney was a senior analyst of the Manager’s High Grade Investment Team from June 2002 to March 2006. Prior to joining the Manager in June 2002, Mr. Swaney was a senior fixed income analyst at Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment Management, from May 1998 through May 2002.

Mr. Gord has been a portfolio manager of the Fund since November 2006. He has been a Vice President of the Manager and of HarbourView Asset Management Corporation since April 2002 and of OFI Institutional Asset Management, Inc. since June 2002. He is also a portfolio manager of other portfolios in the OppenheimerFunds complex. Mr. Gord was an Executive Director and a senior fixed income analyst at Miller, Anderson & Sherrerd from April 1992 through March 2002.

Mr. Caan has been a portfolio manager of the Fund since November 2006 and a Vice President of the Manager since August 2003. He is also a portfolio manager of other portfolios in the OppenheimerFunds complex. Mr. Caan was a Vice President of ABN AMRO N.A., Inc. from June 2002 through August 2003, and a Vice President of Zurich Scudder Investments from January 1999 through June 2002.

Mr. Bomfim has been a portfolio manager of the Fund since November 2006 and a Vice President of the Manager since October 2003. He is also a portfolio manager of other portfolios in the OppenheimerFunds complex. Mr. Bomfim was a Senior Economist for the Board of Governors at the Federal Reserve System from June 1992 to October 2003.

    The Statement of Additional Information provides additional information about the portfolio management team’s compensation, other accounts they manage and their ownership of Fund shares.

December 15, 2008                                                                                                                 PS0640.007